                                                                    EXHIBIT 10.1

                            FIRST AMENDMENT TO LEASE

         THIS FIRST AMENDMENT TO LEASE is made and entered into as of this 25th day of January 2006 by and between SCIENCE PARK DEVELOPMENT CORPORATION, a
Connecticut corporation having its office at 25 Science Park, Suite 103, New
Haven, Connecticut 06511 (the "LANDLORD"), and VION PHARMACEUTICALS, INC., a
Delaware corporation having its office at 4 Science Park, New Haven, Connecticut
06511, (the "TENANT") in modification of that certain lease between the Landlord and the Tenant dated as of November 1, 2001 (the "LEASE").

         WHEREAS, the Landlord and the Tenant are parties to the Lease which is in full force and effect; and

         WHEREAS, the Landlord and the Tenant wish to modify the Lease, as of
January 1, 2006, to extend the Term, to create Extension Options and an additional Expansion Option and to adjust the rent payable and to make certain other provisions, all as more fully set forth herein; and

         NOW, THEREFORE, the Landlord and the Tenant agrees as follows:

         1.       In lieu of Article 2 of the Lease, Sections 2.1 and 2.1 are hereby inserted as follows:

                  SECTION 2.1. TERM; COMMENCEMENT DATE. The term ("Term") of this Lease commenced on November 1, 2001 ("COMMENCEMENT
                  DATE") and will expire as to the entire Leased Premises
                  (including Additional Leased Premises and Building 5 Space as defined in Section 36 hereof) on December 31, 2010, unless sooner terminated or extended in accordance with the Lease
                  (the "EXPIRATION DATE").

                  SECTION 2.2. OPTIONS TO EXTEND TERM. Subject to the terms and conditions hereinafter provided, Tenant shall have the right to extend the Term ("EXTENSION OPTION") exercisable as
                  hereinafter provided, for two successive extensive terms of five years each, each such extension term ("EXTENSION TERM")
                  upon all of the terms, covenants and conditions set forth in this Lease, except that after the expiration of the second
                  Extension Term, Tenant shall have no further right to extend the Term. The exercise of one or both of such Extension
                  Options shall apply to all of the Leased Premises, including any Additional Leased Premises and the Building 5 Space as
                  defined in Article 36 hereof. The Tenant shall have the right to an Extension Option only so long as this Lease shall be in full force and effect, and Tenant is not in default of this
                  Lease after any required notice

                  and expiration of any applicable cure periods, and that in the case of the second Extension Option, Tenant shall have
                  exercised the first Extension Option. Base Rent for each Lease
                  Year or a portion thereof during any Extension Term shall be that amount specified in Section 3.1(ii) hereof. Tenant shall exercise its right to an Extension Term by giving Landlord notice of its election to do so not less than six (6) months prior to the expiration of the then applicable Term and, upon the giving of such notice, this Lease shall be deemed to be extended for the period of the relevant Extension Term without the execution of any further lease or instrument.

         2.       Section 3.1 of the Lease is hereby amended to read, in full, as follows:

                  3.1  BASE RENT.

                  (i)  In lieu of the rent table set forth in previous version of Section 3.1 of this Lease, commencing on January 1,
                       2006 and continuing for each month thereafter through the
                       Expiration Date of the initial term, Tenant shall pay to
                       the Landlord a base annual rent ("BASE RENT") in the
                       amount shown in the table below, which shall be due and
                       payable in twelve (12) equal monthly installments in
                       advance on the first (1st) day of each calendar month. If
                       the Commencement Date shall be any day other than the
                       first day of a calendar month, the Base Rent for such
                       calendar month shall be prorated on a per diem basis.

                       Annual Rent               Monthly Installment Due
                       -----------               -----------------------

                       $217,118.00                     $18,093.17

                  (ii) During the first Extension Term, if any, Tenant shall pay to Landlord a Base Rent equal to the greater of (a)
                       $217,118 per annum; or (b) ninety percent (90%) of the
                       then fair market annual rent for the Leased Premises.
                       During the second Extension Term, if any, Tenant shall
                       pay to Landlord a Base Rent equal to (i) the greater of
                       (a) ninety percent (90%) of the then fair market value
                       rent for the Leased Premises or (ii) the annual Base Rent
                       payable in the first Extension Term. The then current fair market value annual rent of the Leased Premises shall be
                       determined by mutual agreement between the parties within
                       thirty (30) days of Tenant's notice of extension, taking
                       into account rents for similar space within the same
                       geographic area. If the parties fail to agree within said
                       time period, it shall be determined by real estate
                       appraisers who are licensed in Connecticut and members of
                       the Appraisal Institute with the MAI designation and who
                       are appointed in accordance with the provisions hereof
                       (the "Appraisers"). Landlord and Tenant shall each select
                       one Appraiser with at least ten (10) years of experience
                       in the New Haven commercial real estate market within ten
                       (10) days of the expiration of said thirty (30)-day
                       period. If the

                       two Appraisers agree on the fair market value annual rent
                       for the Leased Premises, their decision shall be binding
                       on the parties. If the two Appraisers are unable to agree
                       on the fair market value rent within fifteen (15) days of
                       their selection, they shall, within ten (10) days
                       thereof, appoint a third Appraiser with similar
                       qualifications and the determination of fair market value
                       rent by the third Appraiser so selected shall be final.
                       The decision of the third Appraiser shall be made within
                       ten (10) days of his/her selection and shall be binding
                       on the parties. Each party shall pay the fees and
                       expenses of the Appraiser it selects and the fees and
                       expenses of the third Appraiser, if one is necessary,
                       shall be shared equally by the parties.

         4.       In lieu of Article 36 of the Lease, the following Article 36 of the Lease is hereby inserted, as follows:

                  SECTION 36.1. OPTION TO EXPAND TO CONTIGUOUS SPACE. If, during the term of this Lease, additional space in the Building
                  contiguous to the Leased Premises becomes available, Landlord will notify Tenant in writing of such availability, together with a copy of the floor plan of the available space and
                  Tenant shall have the option to lease such additional space
                  (the "ADDITIONAL LEASED PREMISES") from the Landlord for the remainder of the Term of this Lease upon the same terms as the
                  Lease, as amended, including any Extension Term or Terms.
                  Tenant shall have ten (10) days after receipt of such notice of the availability of the Additional Leased Premises to
                  exercise such option by giving written notice to the Landlord.
                  The commencement date for such Additional Leased Premises
                  shall be the date on which Landlord delivers to Tenant the
                  Additional Leased Premises in a vacant broom clean manner, which date shall be no later than 185 days after Landlord's notice of availability, nor earlier than thirty (30) days
                  after Landlord's notice. The parties shall enter into an
                  amendment to document the inclusion of the Additional Leased
                  Premises as part of the Premises.

                  SECTION 36.2. ADDITIONAL EXPANSION OR TERMINATION OPTION. In
                  addition to Tenant's rights under Section 36.1 above, at any time on or before April 1, 2008 Tenant may request that the
                  Landlord provide a requested square footage ("Requested Square
                  Footage") elsewhere in Science Park (collectively "Building 5
                  Space"). Landlord must notify Tenant within 30 days following the receipt of such request of the availability of the
                  Requested Square Footage of in Building 5 Space. If Landlord
                  can provide the Requested Square Footage of the Building 5
                  Space, Landlord shall deliver the Building 5 Space in a vacant broom clean manner no later than sixty (60) days after
                  Landlord's notice to Tenant and no earlier than thirty (30)
                  days after such notice, which date of delivery shall be the commencement date for such Building 5 Space, upon the same terms of this Lease, as amended. The parties shall enter into an

                  amendment to document the inclusion of the Building 5 Space as part of the Premises. In no event, however, shall Landlord be required to make available more than 8,000 square feet of the Building 5 Space less whatever amount of Additional Leased
                  Premises has heretofore been leased pursuant to Section 36.1 hereof (the "NET MAXIMUM REQUIRED") and if Landlord has
                  Building 5 Space equal to the Net Maximum Required, Tenant shall be required to lease the Net Maximum Required if
                  Tenant's Requested Square Footage was greater than the Net
                  Maximum Required. If Tenant's Requested Square Footage is less than the Net Maximum Required, Tenant shall only be obligated to lease the Requested Square Footage.

                  If Tenant's Requested Square Footage is equal or greater than the Maximum Net Required, and the Landlord cannot provide at least the Maximum Net Required, then Tenant may terminate this lease effective December 1, 2008 without any termination
                  penalty, by providing notice of its intent to do so on or
                  before March 1, 2008.

                  If Tenant fails to deliver the initial request of availability to Landlord of the Building 5 Space by April 1, 2008, the
                  rights granted to the Tenant in this Section 36.2 shall expire and be of no further force or effect.

                  SECTION 36.3. ADDITIONAL PARKING AREAS. The rental of the
                  Additional Leased Premises and the Building 5 Space,
                  respectively, shall include the use of additional parking
                  areas equal to a parking ratio of 3 spaces for every 1,000 additional square feet of the Premises to be located on the lots shown on Exhibit A hereto.

                  SECTION 36.4. REFERENCE IS TO LEASED PREMISES TO BE DEEMED TO
                  INCLUDE ADDITIONAL LEASED PREMISES AND BUILDING 5 SPACE.
                  Except as expressly modified by this Article 36, any
                  reference, express or implied, in this Lease to the Leased
                  Premises shall be deemed to include a reference to the
                  Additional Leased Premises and the Building 5 Space upon the commencement of the term of each respective space.
                  Accordingly, the Base Rent, Tenant's Pro Rata Share of
                  Operating Expenses and other additional rent set forth in the
                  Lease shall be proportionately increased by the square footage increase of the Premises as calculated in Section 3.3 A
                  thereof.

         11.      In all other respects, the Lease, as hereby amended, shall be and remain in full force and effect.

         Dated as of the date and year first above written.

WITNESSES:                                             SCIENCE PARK DEVELOPMENT
                                                       CORPORATION

         /s/ David Fletcher                          By:      /s/ David Silverstone
--------------------------------------------             -------------------------------------------------
         Name: David Fletcher                                 Name: David Silverstone
                                                              Its President and Chairman of the Board
         /s/ Rich Lee                                         Duly Authorized
--------------------------------------------
         Name: Rich Lee

                                                       VION PHARMACEUTICALS, INC.

                                                     By:      /s/ Howard B Johnson
--------------------------------------------             -------------------------------------------------
Name:                                                         Name: Howard B. Johnson
                                                              Title: President and Chief Financial Officer
--------------------------------------------                  Duly Authorized
Name:

STATE OF CONNECTICUT)
                    ) ss.: New Haven; January 25, 2006
COUNTY OF NEW HAVEN )

         On this date personally appeared before me David Silverstone, who acknowledged himself to be the duly authorized President and Chairman of the
Board of Science Park Development Corporation, a Connecticut corporation, and that the execution hereof was the free act and deed of such corporation and his free act and deed as such officer.

         IN WITNESS WHEREOF, I hereunto set my hand.

                                         /s/ Jessica A. Minardi
                                     ------------------------------------------
                                         Commissioner of the Superior Court/
                                         Notary Public

STATE OF CONNECTICUT)
                    ) ss.: New Haven; January 25, 2006
COUNTY OF NEW HAVEN )

         On this date personally appeared before me Howard B. Johnson, who acknowledged himself/herself to be the duly authorized President and Chief
Financial Officer of Vion Pharmaceuticals, Inc., a Delaware corporation, and that the execution hereof was the free act and deed of such corporation and his/her free act and deed as such officer.

         IN WITNESS WHEREOF, I hereunto set my hand.

                                         /s/ Jessica A. Minardi
                                     ------------------------------------------
                                         Notary Public
                                         (My commission expires: March 31, 2010)